EXHIBIT 99

                        COLLATERAL STRATIFICATION REPORT
                                 GPT ALTA 04/30
                                      30 Yr
================================================================================

Pool Summary                                    COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
Non-Conforming                                     42   $19,621,907.00    31.38%
Conforming                                        234    42,908,909.00    68.62
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%
--------------------------------------------------------------------------------
Data as of Date: 2003-04-01
AVG UPB: $226,560.93
GROSS WAC: 7.0240%
NET WAC: 6.774%
% SF/PUD: 70.42%
% FULL/ALT: 10.91%
% CASHOUT: 60.43%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 75.91%
% FICO > 679: 52.89%
% NO FICO: 0.00%
WA FICO: 690
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 34.52%

Product Type                                    COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
Fixed                                             276   $62,530,816.00   100.00%
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%

Original Balance                                COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
$0.01 - $50,000.00                                  6   $   291,700.00     0.47%
$50,000.01 - $100,000.00                           42     3,363,800.00     5.38
$100,000.01 - $150,000.00                          57     7,306,600.00    11.68
$150,000.01 - $200,000.00                          43     7,561,787.00    12.09
$200,000.01 - $250,000.00                          38     8,506,322.00    13.60
$250,000.01 - $300,000.00                          18     4,925,900.00     7.88
$300,000.01 - $350,000.00                          24     7,809,100.00    12.49
$350,000.01 - $400,000.00                          18     6,785,807.00    10.85
$400,000.01 - $450,000.00                           9     3,752,800.00     6.00
$450,000.01 - $500,000.00                           6     2,878,000.00     4.60
$500,000.01 - $550,000.00                           4     2,065,000.00     3.30
$550,000.01 - $600,000.00                           2     1,164,000.00     1.86
$600,000.01 - $650,000.00                           5     3,164,000.00     5.06
$650,000.01 - $700,000.00                           2     1,400,000.00     2.24
$750,000.01 - $800,000.00                           2     1,556,000.00     2.49
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%
--------------------------------------------------------------------------------
Minimum: $44,000.00
Maximum: $796,000.00
Average: $226,560.93

Unpaid Balance                                  COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
$1.01 - $250,000.00                               186   $27,030,209.00    43.23%
$250,000.01 - $300,000.00                          18     4,925,900.00     7.88
$300,000.01 - $350,000.00                          24     7,809,100.00    12.49
$350,000.01 - $400,000.00                          18     6,785,807.00    10.85
$400,000.01 - $450,000.00                           9     3,752,800.00     6.00
$450,000.01 - $500,000.00                           6     2,878,000.00     4.60
$500,000.01 - $550,000.00                           4     2,065,000.00     3.30
$550,000.01 - $600,000.00                           2     1,164,000.00     1.86
$600,000.01 - $650,000.00                           5     3,164,000.00     5.06
$650,000.01 - $700,000.00                           2     1,400,000.00     2.24
$750,000.01 - $800,000.00                           2     1,556,000.00     2.49
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%
--------------------------------------------------------------------------------
Minimum: $44,000.00
Maximum: $796,000.00
Average: $226,560.93

Gross Rate                                      COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
5.501% - 5.625%                                     1   $   315,000.00     0.50%
5.751% - 5.875%                                     1       200,000.00     0.32
5.876% - 6.000%                                     1       132,000.00     0.21
6.001% - 6.125%                                     1       171,192.00     0.27
6.126% - 6.250%                                    10     2,385,500.00     3.81
6.251% - 6.375%                                    12     3,351,800.00     5.36
6.376% - 6.500%                                    22     5,641,200.00     9.02
6.501% - 6.625%                                    20     5,531,900.00     8.85
6.626% - 6.750%                                    26     5,411,900.00     8.65
6.751% - 6.875%                                    43    10,292,757.00    16.46
6.876% - 7.000%                                    18     3,714,300.00     5.94
7.001% - 7.125%                                    11     2,801,000.00     4.48
7.126% - 7.250%                                    14     2,711,700.00     4.34
7.251% - 7.375%                                    19     4,173,322.00     6.67
7.376% - 7.500%                                    24     4,724,050.00     7.55
7.501% - 7.625%                                    10     2,660,720.00     4.26
7.626% - 7.750%                                    18     3,594,725.00     5.75
7.751% - 7.875%                                    15     2,845,800.00     4.55
7.876% - 8.000%                                     6     1,182,200.00     1.89
8.001% - 8.125%                                     1        76,950.00     0.12
8.126% - 8.250%                                     2       530,000.00     0.85
8.376% - 8.500%                                     1        82,800.00     0.13
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%
--------------------------------------------------------------------------------
Minimum: 5.625%
Maximum: 8.500%
Weighted Average: 7.024%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        COLLATERAL STRATIFICATION REPORT
                                 GPT ALTA 04/30
                                      30 Yr
================================================================================

Net Rate                                        COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
5.251% - 5.375%                                     1   $   315,000.00     0.50%
5.501% - 5.625%                                     1       200,000.00     0.32
5.626% - 5.750%                                     1       132,000.00     0.21
5.751% - 5.875%                                     1       171,192.00     0.27
5.876% - 6.000%                                    10     2,385,500.00     3.81
6.001% - 6.125%                                    12     3,351,800.00     5.36
6.126% - 6.250%                                    22     5,641,200.00     9.02
6.251% - 6.375%                                    20     5,531,900.00     8.85
6.376% - 6.500%                                    26     5,411,900.00     8.65
6.501% - 6.625%                                    43    10,292,757.00    16.46
6.626% - 6.750%                                    18     3,714,300.00     5.94
6.751% - 6.875%                                    11     2,801,000.00     4.48
6.876% - 7.000%                                    14     2,711,700.00     4.34
7.001% - 7.125%                                    19     4,173,322.00     6.67
7.126% - 7.250%                                    24     4,724,050.00     7.55
7.251% - 7.375%                                    10     2,660,720.00     4.26
7.376% - 7.500%                                    18     3,594,725.00     5.75
7.501% - 7.625%                                    15     2,845,800.00     4.55
7.626% - 7.750%                                     6     1,182,200.00     1.89
7.751% - 7.875%                                     1        76,950.00     0.12
7.876% - 8.000%                                     2       530,000.00     0.85
8.126% - 8.250%                                     1        82,800.00     0.13
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%
--------------------------------------------------------------------------------
Minimum: 5.375%
Maximum: 8.250%
Weighted Average: 6.774%

Original Term to Maturity                       COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
360 - 360                                         276   $62,530,816.00   100.00%
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%
--------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360

Remaining Term to Stated Maturity               COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
301 - 359                                           6   $ 1,427,300.00     2.28%
360 - 360                                         270    61,103,516.00    97.72
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%
--------------------------------------------------------------------------------
Minimum: 356
Maximum: 360
Weighted Average: 360

Seasoning                                       COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
<= 0                                              270   $61,103,516.00    97.72%
1 - 1                                               3       771,300.00     1.23
3 - 3                                               1       332,000.00     0.53
4 - 4                                               2       324,000.00     0.52
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 4
Weighted Average: 0

FICO Scores                                     COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
600 - 609                                           2   $   444,975.00     0.71%
610 - 619                                           3       365,900.00     0.59
620 - 629                                           5       745,100.00     1.19
630 - 639                                          16     3,730,400.00     5.97
640 - 649                                          27     5,165,600.00     8.26
650 - 659                                          36     7,709,550.00    12.33
660 - 669                                          20     4,158,850.00     6.65
670 - 679                                          31     7,136,400.00    11.41
680 - 689                                          23     6,437,700.00    10.30
690 - 699                                          20     4,296,550.00     6.87
700 - 709                                          13     2,925,900.00     4.68
710 - 719                                          17     4,555,357.00     7.28
720 - 729                                          16     4,113,242.00     6.58
730 - 739                                           8     1,933,100.00     3.09
740 - 749                                          12     2,559,842.00     4.09
750 - 759                                           4     1,022,600.00     1.64
760 - 769                                          10     2,556,950.00     4.09
770 - 779                                           6       885,000.00     1.42
780 - 789                                           3       438,000.00     0.70
790 - 799                                           4     1,349,800.00     2.16
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%
--------------------------------------------------------------------------------
Minimum: 603
Maximum: 796
Weighted Average: 690

Loan To Value Ratio                             COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
5.01% - 10.00%                                      1   $    50,000.00     0.08%
10.01% - 15.00%                                     1        53,000.00     0.08
20.01% - 25.00%                                     1       400,000.00     0.64
25.01% - 30.00%                                     4       623,000.00     1.00
30.01% - 35.00%                                     4       413,000.00     0.66
35.01% - 40.00%                                     4       982,000.00     1.57
40.01% - 45.00%                                     4       753,357.00     1.20
45.01% - 50.00%                                     4       740,000.00     1.18
50.01% - 55.00%                                     8     1,321,000.00     2.11
55.01% - 60.00%                                     8     1,931,800.00     3.09
60.01% - 65.00%                                    14     3,208,850.00     5.13
65.01% - 70.00%                                    16     3,299,700.00     5.28
70.01% - 75.00%                                    28     5,766,550.00     9.22
75.01% - 80.00%                                   114    27,607,484.00    44.15
80.01% - 85.00%                                    12     2,043,875.00     3.27
85.01% - 90.00%                                    50    12,677,250.00    20.27
90.01% - 95.00%                                     1       400,000.00     0.64
95.01% - 100.00%                                    2       259,950.00     0.42
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%
--------------------------------------------------------------------------------
Minimum: 10.00%
Maximum: 99.73%
Weighted Average: 75.91%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        COLLATERAL STRATIFICATION REPORT
                                 GPT ALTA 04/30
                                      30 Yr
================================================================================

Combined Loan To Value Ratio                    COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
20.01% - 25.00%                                     1   $   400,000.00     0.64%
25.01% - 30.00%                                     3       388,000.00     0.62
30.01% - 35.00%                                     4       383,000.00     0.61
35.01% - 40.00%                                     3       882,000.00     1.41
40.01% - 45.00%                                     5       988,357.00     1.58
45.01% - 50.00%                                     4       540,000.00     0.86
50.01% - 55.00%                                     5       814,000.00     1.30
55.01% - 60.00%                                     6     1,536,000.00     2.46
60.01% - 65.00%                                    13     3,164,350.00     5.06
65.01% - 70.00%                                    20     3,767,700.00     6.03
70.01% - 75.00%                                    20     3,130,750.00     5.01
75.01% - 80.00%                                    57    15,624,300.00    24.99
80.01% - 85.00%                                    17     3,993,875.00     6.39
85.01% - 90.00%                                    75    19,403,150.00    31.03
90.01% - 95.00%                                    10     1,905,600.00     3.05
95.01% - 100.00%                                   33     5,609,734.00     8.97
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%
--------------------------------------------------------------------------------
Minimum: 23.530%
Maximum: 100.000%
Weighted Average: 80.104%

DTI                                             COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
<= 0.000%                                          57   $12,517,757.00    20.02%
6.001% - 11.000%                                    2       146,000.00     0.23
11.001% - 16.000%                                   2       374,000.00     0.60
16.001% - 21.000%                                   8     1,883,400.00     3.01
21.001% - 26.000%                                  19     4,169,100.00     6.67
26.001% - 31.000%                                  28     6,493,120.00    10.38
31.001% - 36.000%                                  63    14,911,122.00    23.85
36.001% - 41.000%                                  59    14,148,342.00    22.63
41.001% - 46.000%                                  29     6,516,075.00    10.42
46.001% - 51.000%                                   9     1,371,900.00     2.19
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 49.90%
Weighted Average: 34.36%

Geographic Concentration                        COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
California                                         81   $21,584,150.00    34.52%
New York                                           47    13,497,129.00    21.58
New Jersey                                         17     4,110,000.00     6.57
Georgia                                            10     2,404,920.00     3.85
Massachusetts                                       9     2,130,050.00     3.41
Florida                                            15     2,062,150.00     3.30
Pennsylvania                                       10     1,854,600.00     2.97
Arizona                                            12     1,853,650.00     2.96
Washington                                          8     1,639,050.00     2.62
Colorado                                            8     1,490,500.00     2.38
Illinois                                            7     1,376,300.00     2.20
Virginia                                            7     1,278,400.00     2.04
Texas                                               3     1,131,192.00     1.81
Utah                                                5       693,900.00     1.11
New Hampshire                                       4       660,350.00     1.06
North Carolina                                      7       598,000.00     0.96
Maryland                                            3       529,000.00     0.85
Nevada                                              3       526,600.00     0.84
Oregon                                              2       480,000.00     0.77
Michigan                                            4       473,175.00     0.76
Connecticut                                         3       403,800.00     0.65
South Carolina                                      1       350,000.00     0.56
Minnesota                                           1       268,000.00     0.43
Montana                                             2       224,000.00     0.36
Idaho                                               1       220,000.00     0.35
Missouri                                            1       152,100.00     0.24
Indiana                                             1       135,000.00     0.22
Iowa                                                1       128,000.00     0.20
Louisiana                                           1       114,800.00     0.18
Delaware                                            1       112,000.00     0.18
Ohio                                                1        50,000.00     0.08
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%

North-South CA                                  COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
North CA                                           32   $ 8,703,750.00    13.92%
South CA                                           49    12,880,400.00    20.60
States Not CA                                     195    40,946,666.00    65.48
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%

Zip Code Concentration                          COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
11368                                               3   $ 1,223,500.00     1.96%
11214                                               2     1,003,500.00     1.60
92029                                               1       796,000.00     1.27
91791                                               1       760,000.00     1.22
11801                                               2       739,800.00     1.18
Other                                             267    58,008,016.00    92.77
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%

Loan Purpose                                    COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
Cash Out Refi                                     197   $37,784,950.00    60.43%
Purchase                                           64    18,283,009.00    29.24
No Cash Refi                                       11     5,310,500.00     8.49
Debt Cons. Cash Out                                 4     1,152,357.00     1.84
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        COLLATERAL STRATIFICATION REPORT
                                 GPT ALTA 04/30
                                      30 Yr
================================================================================

Document Type                                   COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
NIV                                               184   $42,846,867.00    68.52%
No Doc                                             44     8,570,257.00    13.71
Full                                               34     6,823,792.00    10.91
No Income, No Asset                                 9     3,050,000.00     4.88
No Income/No Ratio                                  5     1,239,900.00     1.98
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%

Property Type                                   COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
1-Family                                          165   $36,760,904.00    58.79%
2-Family                                           20     6,454,300.00    10.32
PUD (Detached)                                     23     5,426,762.00     8.68
3-Family                                           12     3,535,000.00     5.65
4-Family                                            8     3,271,000.00     5.23
Low-rise Condo                                     20     3,023,750.00     4.84
Mfctrd Housing                                     12     1,735,900.00     2.78
PUD (Attached)                                      4     1,048,500.00     1.68
Single Family Attached                              8       800,900.00     1.28
Condo, Mid Rise                                     2       268,000.00     0.43
High-rise Condo                                     2       205,800.00     0.33
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%

Occupancy                                       COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
Primary                                           245   $56,030,966.00    89.61%
Investor                                           28     6,115,350.00     9.78
Secondary                                           3       384,500.00     0.61
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%

Prepayment Penalty                              COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
N                                                 276   $62,530,816.00   100.00%
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%
--------------------------------------------------------------------------------
wa TERM: 0.000

Balloon Flag                                    COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
Not Balloon                                       276   $62,530,816.00   100.00%
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%

Mortgage Ins.                                   COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
Curr LTV < 80%                                    211   $47,149,741.00    75.40%
MGIC                                               13     3,438,175.00     5.50
PMI Mortgage Insurance                              8     1,727,150.00     2.76
Radian                                             43     9,893,400.00    15.82
United Guaranty                                     1       322,350.00     0.52
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%

Pay Type                                        COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
                                                  276   $62,530,816.00   100.00%
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%

Lien Type                                       COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
First Lien                                        276   $62,530,816.00   100.00%
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%

Pledge Loan                                     COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
                                                  276   $62,530,816.00   100.00%
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%

Relocation                                      COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
                                                  276   $62,530,816.00   100.00%
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%

Section-32                                      COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
                                                  276   $62,530,816.00   100.00%
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%

Foreign Borrower                                COUNT              UPB        %
---------------------------------------------   -----   --------------   ------
                                                  276   $62,530,816.00   100.00%
                                                -----   --------------   ------
Total:                                            276   $62,530,816.00   100.00%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                                                                     Page 4 of 4